NEWSIGHT IMAGING
WHERE TECHNOLOGY SHINES

Vision Sensing Acquisition Corp.

BUSINESS COMBINATION

Investor Presentation

August 2022

DISCLAIMER

This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the "Proposed Business Combination") between Newsight Imaging Limited ("Newsight") and Vision Sensing Acquisition Corp. ("VSAC") and related transactions and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, this presentation. To the fullest extent permitted by law in no circumstances will Newsight, VSAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Newsight nor VSAC has independently verified the data obtained from these sources. This data is subject to change. In addition, this presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Newsight or the Proposed Business Combination. Receipients of this presentation should each make their own evaluation of Newsight and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward Looking Statements

This presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "project," "anticipate," "will likely result" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this presentation, including those regarding the terms of VSAC's Proposed Business Combination with Newsight, VSAC's ability to consummate the proposed Proposed Business Combination on the stated timeline, Newsight's use of proceeds from the Proposed Business Combination, the benefits of the Proposed Business Combination, anticipated timing of the Proposed Business Combination, and the combined company's future performance relative to other vision sensing technology or other comparable companies, the combined company's strategy, operations, growth plans and objectives of management, the growth of the vision sensing technology sector, Newsight's market expansion, the projected size of the vision sensing technology markets, and the combined company's future products are forward-looking statements. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of the respective management of VSAC and Newsight and are not predictions of actual performance.

DISCLAIMER

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of VSAC or Newsight. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of VSAC or Newsight is not obtained; the inability to complete a PIPE offering in connection with the Proposed Business Combination; the inability of VSAC or the Proposed Business Combination to have sufficient minimum cash to fulfill closing conditions to the Proposed Business Combination; failure to realize the anticipated benefits of the Proposed Business Combination; risk relating to the uncertainty of the projected financial information with respect to Newsight; the amount of redemption requests made by VSAC's shareholders ; the overall level of consumer demand for Newsight's products and services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; political or economic instability in Israel, the middle east or other markets where Newsight operates, disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of VSAC's securities on the NASDAQ; Newsight's ability to implement its business strategy; changes in governmental regulation, Newsight's exposure to litigation claims and other loss contingencies; disruptions and other impacts to Newsight's business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Newsight's suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Newsight and its suppliers and customers; Newsight's ability to recruit and maintain distributors; any breaches of, or interruptions in, Newsight's information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Newsight's ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect VSAC's or Newsight's financial results is included from time to time in VSAC's public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents VSAC has filed, or VSAC or Newsight will file, with the SEC, including a registration statement on Form F-4 that will include proxy statements/prospectus that Newsight intends to file with the SEC in connection with registration of Newsight's shares in connection with the Business Combination and VSAC's solicitation of proxies for the meeting of its shareholders to be held to approve, among other things, the Proposed Business Combination. If any of these risks materialize or VSAC's or Newsight's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither VSAC nor Newsight presently know, or that VSAC and Newsight currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VSAC's and Newsight's expectations, plans or forecasts of future events and views as of the date of this presentation. Neither VSAC nor Newsight gives assurance that either VSAC or Newsight, or the combined company, will achieve its expectations. VSAC and Newsight anticipate that subsequent events and developments will cause their assessments to change. However, while VSAC and Newsight may elect to update these forward-looking statements at some point in the future, VSAC and Newsight specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing VSAC's or Newsight's assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

In addition, this presentation includes a summary set of risk factors that may have a material impact on Newsight. These are not intended to capture all of the risks to which Newsight or the Proposed Business Combination is subject or may be subject, and we encourage investors to review the risk factors set forth in the Registration Statement on Form F-4 to be filed with the SEC with respect to the Proposed Business Combination (as described further below). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither VSAC nor Newsight presently know or that VSAC and Newsight currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VSAC's and Newsight's expectations, plans or forecasts of future events and views as of the date of this presentation. VSAC and Newsight anticipate that subsequent events and developments will cause VSAC's and Newsight's assessments to change. However, while VSAC and Newsight may elect to update these forward-looking statements at some point in the future, VSAC and Newsight specifically disclaim any obligation to do so.

DISCLAIMER

Financial Information

The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed by VSAC with the SEC.

Non-GAAP Financial Measures

This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Newsight’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that VSAC’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. VSAC and Newsight believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Newsights’s financial condition and results of operations. VSAC and Newsight believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Newsight’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, VSAC and Newsight are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

DISCLAIMER

Use of Projections

Projections, estimates and targets in this presentation are for illustrative purposes, are forward-looking statements, and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the abovementioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain as well due to a number of factors outside of Newsight's and VSAC's control. While all financial projections are necessarily speculative, Newsight and VSAC believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Newsight or the combined company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Neither VSAC's nor Newsight's independent auditors have audited, reviewed, studied, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation.

Additional Information About the Proposed Business Combination and Where To Find It

In connection with the Proposed Business Combination, Newsight intends to file relevant materials with the with the SEC, including a registration statement on Form F-4, which will include a preliminary proxy statement of VSAC, and a prospectus for registration of Newsight securities in connection with the Proposed Business Combination, as amended from time to time (the "Registration Statement"). The parties urge investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus and definitive proxy statement/prospectus, in each case when filed with the SEC and documents incorporated by reference therein because these documents will contain important information about VSAC, Newsight and the Proposed Business Combination. After the registration statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of VSAC as of the record date in the future to be established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of VSAC and other interested persons are advised to read, when available, these materials ((including any amendments or supplements thereto) and any other relevant documents in connection with VSAC's solicitation of proxies for the meeting of shareholders to be held to approve, among other things, The Proposed Business Combination because they will contain important information about VSAC, Newsight and the Proposed Business Combination. Shareholders and other interested parties will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the Proposed Business Combination without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: VSAC Acquisition Corp., Attention: Garry Stein, telephone: +852 9858 0029. The information contained on, or that may be accessed through, the websites referenced in this presentation is not incorporated by reference into, and is not a part of, this presentation.

DISCLAIMER

The information in this presentation has not been reviewed by the SEC and certain information, such as financial measures referenced herein, may not comply in certain respects with SEC rules, including without taking into account relevant reconciliation disclosure. As a result, the information in the Registration Statement may differ from the information in this Presentation to comply with SEC rules. The Registration Statement will include substantial additional information about Newsight and VSAC not contained in this Presentation. Once filed, the information in the Registration Statement will update and supersede information presented in this presentation.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

VSAC, Newsight and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VSAC's shareholders in connection with the Proposed Business Combination. VSAC's shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of VSAC in VSAC's final prospectus filed with the SEC on November 3, 2021 in connection with VSAC's initial public offering or in VSAC's Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022, or its Form 10-Q, as filed with the SEC on August 12, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VSAC's shareholders in connection with the Proposed Business Combination will be set forth in the definitive proxy statement/prospectus for the Proposed Business Combination that Newsight intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will likewise be included in the proxy statement/prospectus that Newsight intends to file with the SEC. You may obtain free copies of these documents from the sources described above and at the SEC's web site at www.sec.gov..

DISCLAIMER

No Offer or Solicitation

This presentation will not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Copyright, Trademarks, & Patents

This presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation are not intended to, and do not imply, a relationship with Newsight or VSAC, an endorsement or sponsorship by or of Newsight or VSAC, or a guarantee that VSAC or Newsight will work or will continue to work with such third parties. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the SM, ©, ® or TM symbols, but such references do not intend to indicate in any way, that VSAC , Newsight or any third party will not assert to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Confidentiality

This presentation, and the information contained herein, constitutes highly confidential information. The distribution of this presentation or its information to any other person is unauthorized, unless that person is authorized by Newsight or VSAC. Any photocopying, disclosure, reproduction or alternation of the contents of this presentation and any forwarding of a copy of this Presentation or any portion of this presentation to any person is prohibited. The recipient of this presentation agrees to and shall keep this presentation and its contents confidential, shall not use this presentations or any of its contents for any purposes other than as expressly authorized by Newsight and VSAC, shall promptly notify VSAC and Newsight and their representatives of any unauthorized release, disclosure or use of this presentation, and shall be required to return or destroy all copies of this presentation or portions thereof in its possession promptly following request by Newsight or VSAC for the return or destruction of such materials.

AGENDA

PRESENTERS



George Sobek
Chairman & CEO, Vision Sensing Acquisition Corp.



Eli Assoolin
Co-Founder & CEO, Newsight Imaging Limited

TRANSACTION HIGHLIGHTS

About Newsight

- Newsight is a world-class Israeli developer and manufacturer of high-performance, affordable image sensors for 3D imaging solutions and spectral analysis applications.
- A technology leader in sensors for LiDAR and 3D perception that provide superior performance, flexibility, and price. Newsight is a developer of proven, cutting-edge, cost-effective spectral technology for IoT real-time portable sensing. They have growing recognition and awards for their capabilities.
- The range of uses and sectors demanding vision sensing capabilities is huge and growing at an estimate CAGR of 26%
- Newsight has existing and growing revenue flow driven by existing contracts, joint ventures and contracts in testing/negotiation.

Transaction Highlights

- Vision Sensing Acquisition Corp.("VSAC") is a NASDAQ listed SPAC with ~US$102 million in cash held in trust.
- VSAC has agreed to acquire Israeli Newsight Imaging Ltd. for US$215 million in a reverse merger transaction.
  - At 1.6x forecast revenue and 7.5x EBITDA in Year 3, this is well below market comparables
  - Substantial upside potential from forecast 316% CAGR,
- The pro forma enterprise value is nearly US$300.0 million.*
- Newsight shareholders will roll over 100% of their equity and are expected to own ~68% of the consolidated company.*

Due Diligence

- Substantial due diligence by VSAC supported by independent expert due diligence
- Comprehensive legal due diligence and opinion by VSAC legal counsel, Nelson Mullins Riley & Scarborough LLP
- Patent and IP reviews were prepared by the IP department of Nelson Mullins Riley & Scarborough LLP.
- Financial due diligence, reviews of the forecast assumptions and a Fairness Opinion were provided by BDO Ziv Haft Consulting and Management Ltd.
- Technical due diligence and product testing was undertaken by Exponent, Inc., a leading NASDAQ listed, multi-disciplinary engineering and scientific consulting firm.

** Assuming $30M in PIPE and $10M pre-transaction financing, 80% redemption rate and un-diluted share*

ABOUT VISION SENSING ACQUISITION CORP.

Vision Sensing Acquisition Corp. (“VSAC”) is a Special Purpose Acquisition Company (“SPAC”) that has been established to focus on the acquisition of vision sensing technologies (“VST”) including hardware solutions (chips / modules / systems), related application software, artificial intelligence and other peripheral technologies that assist to integrate and/or supplement VST applications.

On November 1, 2021, VSAC completed an IPO listing on the NASDAQ Global Board. We raised US$101,200,000 and have outstanding 10,246,500 shares and 5,060,000 share purchase warrants exercisable at US$11.50 per share.

TRANSACTION SUMMARY

Overview	**Vision Sensing Acquisition Corp.**(“**VSAC**”) is a NASDAQ listed SPAC with ~US$102.7 million in cash held in trust.
Transaction	• VSAC has agreed to an all-shares Business Combination valuing Israeli Newsight Imaging Ltd. at US$215 million. • The transaction is expected to be structured as a reverse merger with Newsight becoming the parent NASDAQ listed company. • Newsight may complete up to US$10 million in a pre-transaction placement prior to the Business Combination • VSAC may place up to US$30 million of additional financing to close at or prior to completion of the Business Combination
Ownership*	• 67.6% of equity for Newsight shareholders • 6.9% to VSAC public shareholders • 10.3% to VSAC Sponsor shareholders • 15.2% to PIPE and pre-transaction investors
Closing	Upon completion of due diligence, finalization of documentation, fulfilment of closing conditionsⱡ and all regulatory and shareholder approvals, expected Q4

* Assuming $30M in PIPE and $10M pre-transaction financing, 80% redemption rate and un-diluted share
ⱡ Including a minimum cash requirement of US$25 million that may be waived by mutual consent

NEWSIGHT IMAGING
WHERE TECHNOLOGY SHINES

INTRODUCING NEWSIGHT IMAGING

The Right Products

The Right Markets

The Right People

OUR MISSION



DISRUPTIVE SENSING TECHNOLOGY, EVERYWHERE.

Our mission is to become a global market leader in sensing solutions for machine vision and spectral analysis applications. We leverage our years of experience in chip design to create the most advanced 3D and spectral sensors on the market at competitive prices.

Our goal is to build a company that reflects well on all our employees, partners, and shareholders and significantly enhances shareholder value.

WHO WE ARE

Newsight Imaging is an Israeli semiconductor company founded in 2016.

The company develops high-performance, affordable image sensors for 3D imaging solutions and spectral analysis applications. We help machines to see, interpret and react!

2 Business units:
Machine vision and **Spectral analysis**

Machine Vision Products


NSI3000
2048 X 8 Pixels


NSI1000
1024 X 32 Pixels


NSI9000
1024 X 480 Pixels


The eTOF™ LiDAR

Spectral Analysis Products


NSP2020
1024 X 1 Pixels


NSP1020
1024 X 32 Pixels


The SpectraLIT


The AquaRing™ – sourced by Watersight

EE Times — **100 startups to follow for 2022**

Frost & Sullivan — **Best Automotive sensor innovation leadership award 2022**

NVIDIA Inception Program — **Member of the NVIDIA Inception Startup Program**

400,000+ Chips sold worldwide

80+ Active evaluations

3 Offices in Israel, Shenzhen, and Hong Kong



VISION SENSING TECHNOLOGY

Types

- Hardware solutions (chips / modules / systems)
- Related application software
- Artificial intelligence
- Other peripheral technologies that assist to integrate and/or supplement VST applications


In the Smartphone you use
In the water you drink
In your healthcare system
In the vehicle you drive
In your Home appliances

What can it do

- Sense, record, interpret, render, and respond to images and spectral signals in the real world
- Capture images and spectral signals at high speed to determine the presence, orientation, and accuracy of surrounding objects
- Makes a factory more efficient or a vehicle safer and can detect impurities or disease
- An essential technology to the Internet of Things (IoT)



INDUSTRY FOCUS | MULTIPLE APPLICATIONS



INDUSTRY 4.0
Quality Inspection
Factory automation
Process control



AUTOMOTIVE
Adaptive front lights
ADAS
Autonomous vehicles
Blindspot monitoring



ROBOTICS
Service robots
Smart home
Home security
Home Appliances



METAVERSE
Head tracking orientation
Automatic hand gestures
AR/ VR
Avatar creation



SMART CITY
Smart street lighting
Traffic light monitoring
Smart building & doors
Drones for mapping



SPECTRAL ANALYSIS
Pathogens Detection
Water Monitoring
Urine Testing
Early Cancer Discovery

SUBSTANTIAL GROWTH POTENTIAL

- Multiple components
- Other applications could increase such growth
- Forecast nearly 26% CAGR

Vision Sensing Technology Market Growth					
Sector	**Market Size**				**CAGR**
	$	**Year**	**$**	**Year**	**%**
CHIPS					
Vision	1,300,000,000	2019	3,200,000,000	2024	18.70%
VR/AR	1,380,000,000	2018	7,760,000,000	2026	23.30%
Lidar	682,000,000	2020	2,932,000,000	2025	34.00%
AUTOMOTIVE					
Autonomous Vehicle	54,230,000,000	2019	556,670,000,000	2026	39.50%
SPECTRAL ANALYSIS					
Remote Diagnostic	12,880,000,000	2016	42,040,000,000	2025	14.80%
IoT	250,720,000	2019	1,500,000,000,000	2027	24.90%
TOTAL	**321,200,000,000**		**2,112,600,000,000**		**25.90%**


TOTAL 25.9%
2,500,000,000,000
2,000,000,000,000
1,500,000,000,000
1,000,000,000,000
500,000,000,000
-
2019
2027

Sources: Data from Allied Market Research, MarketsandMarkets and Fortune Business Insights; reports by Transparency Market Research and eeNews Europe

NEWSIGHT | NEXT GENERATION VISION SOLUTIONS

Disruptive Technology

- Technology leader in sensors for Lidar and 3D perception
- Unique featured eTOF technology for high resolution and affordable 3D vision
- Proven cutting edge cost-effective spectral technology for IoT real-time portable sensing
- AquaRing deployment for water quality and process control
- Wide applications for Virusight AI driven pathogen diagnostic solutions, including <20 second Covid testing with >96% accuracy and future applications for HIV, influenzas, HPV and others
- Compliance with ISO13485, CE mark for IVD

Success Stories

Automotive

Signed commercial deal with ZKW Group for an adaptive front lights system. Now integrated into an Audi demo car and is predicted to be deployed by 2023.





Industry 4.0

Commercial agreement for the purchase of 100,000 sensors with SSZN, a leader in developing smart industry 4.0 solutions.

Water & Sustainability

Formed Watersight , a JV company with Mekorot, Israel's national water company for real time water quality monitoring from source to tap.

MEKOROT Israel National Water Co.

WATERSIGHT

AI INNO BIO

VIRUSIGHT DIAGNOSTIC

SHEBA Tel HaShomer

Diagnostics

Formed Virusight, a JV company with Sheba, top 10 hospital worldwide for High-speed AI spectroscopy for disease detection (20 second Covid test). Signed partnerships with AIINNOBIO to distribute the solution in APAC.

NEW SIGHT TECHNOLOGY

- **eTOF™ (enhanced –time-of-flight) patented** technology for 3D distance measurement allows for exceptional performance with less than a 1% error rate*
- **Multi-triangulation technology**, for full 3D map by single scan, with high accuracy up to microns
- **AI spectral technology -** unique ability to create portable spectrometer on chip, supporting wavelength 400-1100.* The exportable data is used by AI engine to create immediate classification between materials.

3D image using eTOF technology





** Based on internal measurements and validated in technical due diligence*

UNIQUE TECHNOLOGY FEATURES

Low power consumption - improving performance and significantly reducing the cost

Multiset configuration that changes range by frame - allow fusion of 2D & 3D images

Flexibility - control the exposure, pulse width and shutter delay for optimal results in different environments
(daylight, night, difficult weather)

High frame rate allows for real-time response

Low cost – advanced 3D technology isn't out of reach for high-volume markets, even at restricting industry standards.

eTOF COMPARED TO OTHER 3D SENSING TECHNOLOGIES

Technology	Power Consumption	Cost (ROI)	Performance	Selected Vendors
eTOF	●	●	●	NEWSIGHT IMAGING WHERE TECHNOLOGY SHINES
CAPD	◔	◔	◕	SONY
TOF	◔	◑	◔	pmd can you imagine

Source: Assessment of eTOF technologies from Newsight management based on publicly available information of comparable products.

eTOF COMPARED TO OTHER AUTOMOTIVE VISION TECHNOLOGIES

Technology	Power Consumption	Cost (ROI)	Performance (medium range)	Size	Selected Vendors
eTOF LiDAR	●	●	●	●	NEWSIGHT IMAGING WHERE TECHNOLOGY SHINES
Other LiDAR	◔	◔	◕	◑	LUMINAR, INNOVIZ TECHNOLOGIES, Velodyne
RADAR	◑	◕	◑	◕	arbe, vayyar
Camera	◔	◑	◔	◕	mobileye An Intel Company

Source: Assessment of various automotive technologies from Newsight management based on publicly available information or comparable products.

NEW SIGHT ORGANIZATION

Leading the Way



OUTSTANDING BOARD LEADERSHIP



Eli Assoolin, CEO & Director

Co-founder of Newsight

Over 24 years experience in semiconductor industry and sensor technology includes working for leading companies, including Motorola, DSP Group, Magma, ICCOM, Transchip, etc.



Eyal Yatskan, CTO & Director

Co-founder of Newsight

Over 25 years of experience in the semiconductor industry, leading R&D at leading companies, including Digital Equipment, Siemens, 3DV, Tanschip, etc.



Dr. George Cho Yiu So

A significant leader in the Asian business community and CEO of Newsight Hong Kong

Dr. So has extensive experience in the chemical and technology related industries with Fortune 500 companies and subsidiaries in Hong Kong, such as Dow Chemical Pacific Limited and DuPont China Limited.



Patricia Ackerman, Independent Director

Retired Senior Vice President of Investor Relations, Corporate Responsibility and Sustainability, and Treasurer of A.O. Smith a 148-year-old NYSE listed company and the world's leading manufacturer of residential and commercial water heating equipment.

Pat is a leader in the volunteer community in the US state of Wisconsin.



Dr. Renu Bhatia, Independent Director

An accomplished senior executive with 25+ years of experience in the finance, fintech, healthcare and real estate sectors including at Goldman Sachs and HSBC. Dr Bhatia is currently Chairman of Opharmic Technology and Deputy Chairman of the HKEX Listing Committee.

A leader in the fintech space and among her awards and honors, Dr. Bhatia has been recognized as FinTech Asia 100 (2016), FinTech Asia 200 (2018), Top 100 Women in Fintech (2018), Zubin Foundation Award (2018), and Top 100 Women in Fintech (2019 and 2021).



Aninda DasGupta, Independent Director

Over a 34-year career, Aninda has held senior leadership roles in R&D, Marketing, Business Development, General Management, and International Sales in start-ups, family-owned businesses, and large corporations, such as OSRAM/Siemens, Philips Electronics, Flextronics, .

Currently Senior Vice President at A. O. Smith Corp and President of A. O. Smith Holdings Srl. part of the S&P 500 index and listed on the NYSE and a 148-year-old leader in the global water heating and water treatment.



Admiral William A. Owens, Independent Director

A retired four-star admiral of the United States Navy and who served as the Vice Chairman of the Joint Chiefs of Staff from 1994 to 1996. Since leaving the military in 1996, he served as an executive or as a member of the board of directors of various companies, including as CEO of Nortel Networks Corporation, President and vice chairman of Science Applications International Corporation; Chair and CEO of Teledesic LLC (satellite communications); chairman and Managing Director of AEA Holdings Asia overseeing all Private Equity and in Asia, Chairman of CenturyLink (telecommunications); and more.

Owens is the co-founder and executive chairman of Red Bison Advisory Group, a company which identifies opportunities with proven enterprises in information and communication technology. Owens serves on the board of directors at Wipro, and the public SPAC Compass, and is a director of 11 private companies as well as Seattle University, the Fiscal Responsibility Amendment Assn. which aims to establish a balanced budget amendment to the US Constitution. He is a member of the Council of Foreign Relations.

Independent directors to be confirmed on closing of the Business Combination

MANAGEMENT TEAM



Eli Assoolin, Co-Founder & CEO

24 years of experience in the semiconductor industry and sensor technology , working for leading companies, including Motorola, DSP Group, Magma, ICCOM, Transchip, etc.



Eyal Yatskan, Co-Founder & CTO

25 years of experience in the semiconductor industry, leading R&D at leading companies, including Digital Equipment, Siemens, 3DV, Tanschip, etc.



Yaron Cohen, CFO

Vast experience as CFO. Lead financial department in the fields of electric infrastructures, e-commerce and renewable energy at global companies in Israel.



Beny Bar, COO

33 years of experience in the semiconductor industry, held key positions at DSP ,Cadence Design Systems etc.



Uri Baror, Senior Director of Engineering

25 years of experience in VLSI and Systems including SoC development from concept to tape-out & post tape-out, working for leading companies - Intel, StarCore LLC ,DSP, Infineon and LSI.



Erez Lev, Head of the Spectral Business Unit

28 years of experience in multinational leading high-tech companies including General Manager of an IOT company - ConnectOne Ltd, several Sales & Marketing management positions at M-Systems and Europe GM of SanDisk Embedded.



Tsachi Moshinsky, Head of Machine Vision Business Unit

20+ years of international sales, strategy and business development experience; with an excellent track record of producing results via different distribution channels and penetrating new markets across the US and Europe.



Michal Cooper-Kozlovich, Director of Strategic Partnerships

Vast experience leading strategic initiatives & marketing activities for the Ministry of Tourism, Foreign Affairs and the Israel-Asia Chamber of Commerce. Past 5 years working in the startup's ecosystem leading Newsight's growth.

CORPORATE ORGANIZATION



Newsight Imaging Ltd.
100%
Newsight Imaging Hong Kong Limited
100%
Likai Li
Zhuhai Newvision Tech Ltd.
0.86%
99.14%
Shenzhen Nengsai Visual Technology Ltd (JV)
Inventive Healthcare Solutions Pty Ltd +Faircal pty. limited
ESOP
Other investors
Tel HaShomer Research, Infrastructure and Medical Services Ltd.
5.77%
8.03%
9.02%
16.23%
60.95%
Virusight Diagnostic Ltd.
Mekorot Water Company Ltd.
80.1%
19.9%
Watersight Ltd.

FINANCIAL SUMMARY

Building Value

ACTIVE PROJECTS



Robotics & Industry 4.0

Mass production for household robot products

Growing customer base for AGVs and industrial automation applications



Automotive & Smart City

Over 40 active eTOF LiDAR evaluations for ADAS / AV applications

Design Win with a leading Brazilian company for traffic monitoring in the law enforcement market (holds significant market share)

Growing customer base for smart building and mining applications



Healthcare & Sustainability

PoC in process with a large agriculture company

Pre-clinical trials for urine analysis at a leading Israeli hospital

Successful clinical trial for COVID 19 detection*

Watersight AquaRing deployment

** See Newsight Press Release of 25 May 2022*

FINANCIAL PROJECTIONS

Year ($K)	2021 (audited)	Year 1	Year 2	Year 3	Year 4
Revenues	**1,184**	**11,087**	**41,205**	**133,905**	**404,677**
Cost of Sales	649	6,408	23,301	76,987	230,995
Gross profit $K	**535**	**4,679**	**17,904**	**56,918**	**173,682**
Gross profit %	*45%*	*42%*	*43%*	*43%*	*43%*
Operating Expenses					
R&D	3,403	8,293	18,563	17,970	20,190
OP	1,215	1,033	1,160	1,533	1,723
S&M	1,092	2,134	4,464	4,191	4,708
G&A	2,326	2,221	3,626	3,852	4,328
Subsidiaries expenses	-	313	346	539	606
Total Operating Expenses	**9,224**	**13,993**	**28,158**	**28,085**	**31,554**
EBITDA -Op Profit (loss)	**(8,689)**	**(9,314)**	**(10,253)**	**28,834**	**142,127**
Tax	-	-	-	-	(31,486)
Net Profit After Tax	**(8,689)**	**(9,314)**	**(10,253)**	**28,834**	**110,642**

Based on "ground up," customer by customer forecast. Years correspond to years after closing

FINANCIAL IMPACT

Growing Revenue
($ in Thousands)


146% CAGR
450,000
400,000
350,000
300,000
250,000
200,000
150,000
100,000
50,000
0
Year
1
2
3
4
11,087
41,205
133,905
404,677

EBITDA Earnings Momentum
($ in Thousands)


98% CAGR
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
(20,000)
Year
1
2
3
4
(9,311)
(10,251)
28,836
142,130

DIVERSIFIED REVENUE BASE


Gross Margin
43.5%
42.9%
42.5%
42.2%
Year 1
Year 2
Year 3
Year 4


Year 1
9.3%
0.0%
37.3%
44.3%
9.1%
0.0%
Year 4
3.2%
2.6%
10.1%
10.4%
40.3%
33.5%
Healthcare & Sustainability
Automotive & Smart City
Mobile
Robotics & Industry 4.0
Home Appliance, Entertainment & eCommerce
Drones

TRANSACTION & VALUE PROPOSITION

Seeking the Unicorn


NEWSIGHT
IMAGING

PRO FORMA CAPITALIZATION

SOURCES & USES OF CAPITAL

Sources[1]	
SPAC cash in trust (assuming no redemptions)[1]	$102,718,000
Estimated cash in Newsight	$1,000,000
Financing [3, 4]	$40,000,000
Seller rollover equity[2, 6]	$215,000,000
Total Sources	**$358,718,000**
Uses	
Cash to company balance sheet	$140,176,000
Seller rollover equity	$215,000,000
Transaction Expenses[5]	$3,542,000
Total Uses	**$358,718,000**

Notes:
(1) the amount from the various sources of cash may change based on (i) the amount of public stockholder redemptions prior to closing (ii) investor interest in the acquisition and (iii) the then current markets for equity and debt financing.
(2) Assumes pre-transaction valuation of target company at $215,000,000
(3) Assumes PIPE of US$30 million
(4) Assuming Pre-Transaction Financing US$10 million
(5) includes deferred IPO fees and underwriter business combination fee, working capital account, does not include additional fees from service providers at closing (such as legal, audit, and financial advisors)
(6) Assumes that there are no new awards under any new Combined Company equity incentive plan. Assumes that there are no adjustments to the transaction consideration.
(7) Assuming a redemption price per share of $10.00
(8) Assumes no public investors redemptions
(9) Original IPO $101,200,000 and current cash balance in trust of US$102,718,000

PRO FORMA CAPITALIZATION

Pro Forma Ownership Post-Closing [1]

Security Holders	Shares Outstanding	% of Outstanding	Fully-Diluted Shares	Fully-Diluted %
Rollover equity shares for Company shareholders(3, 4)	19,702,116	52.9%	19,702,116	46.1%
Pre-Transaction Financing Shares	1,428,580	3.8%	1,428,580	3.3%
SPAC public shareholders (7,8, 9)	10,120,000	27.2%	10,120,000	23.7%
SPAC sponsor promote	2,530,000	6.8%	2,530,000	5.9%
SPAC private placement shares	472,700	1.3%	472,700	1.1%
SPAC PIPE shares (2)	3,000,000	8.1%	3,000,000	7.0%
Underwriter IPO shares	-	0.0%	-	0.0%
Public warrants (10)	-	0.0%	2,740,833	6.4%
Private warrants (10)	-	0.0%	128,023	0.3%
Options	-	0.0%	1,379,367	3.2%
Pre-listing Warrants (3)	-	0.0%	714,289	1.7%
PIPE Warrants (2)	-	0.0%	541,667	1.3%
Total shares outstanding	**37,253,396**	**100.0%**	**42,757,575**	**100.0%**

Notes:
(1) the amount from the various sources of cash may change based on (i) the amount of public stockholder redemptions prior to closing (ii) investor interest in the acquisition and (iii) the then current markets for equity and debt financing.
(2) Assumes $30 million PIPE at US$10 for unit and ½ warrant at 15% premium
(3) Assumes pre-transaction financing of US$10 million
(4) Assumes pre-transaction valuation of target company at $215,000,000
(5) includes deferred IPO fees and underwriter business combination fee, working capital account, does not include additional fees from service providers at closing (such as legal, audit, and financial advisors)
(6) Assumes that there are no new awards under any new Combined Company equity incentive plan. Assumes that there are no adjustments to the transaction consideration.
(7) Assuming a redemption price per share of $10.00
(8) Assumes no public investors redemptions
(9) Original IPO $101,200,000 and current cash balance in trust of US$102,718,000
(10) Assumes cashless exercise of warrants at $18 price

SELECT PEER BENCHMARKING

LiDAR


Revenue Multiple
1.6
2.0
6.7
2.5
5.7
2.6
10.7
2.5
3.6
Avg. 4.5
Median 3.1
EBITDA Multiple
7.5
5.6
37.2
6.9
18.2
14.2
25.5
18.7
15.6
Avg.17.7
Median 16.9
Revenue CAGR
316%
115%
1.2%
205%
82%
163%
96%
100%
96%
Avg.107.3%
Median 98.0%
NEWSIGHT IMAGING
Year 3
QUANERGY
2025
SILICON LABS
2023
AEVA
2025
AEYE
2025
INNOVIZ TECHNOLOGIES
2025
LUMINAR
2025
OUSTER
2025
Velodyne LiDAR
2024

Source: Yahoo Finance ,FactSet Fundamentals, FactSet Estimates. Marketdata as of 12/16/2021. EV/Revenue or EV/EBITDA less than 0 is considered '0', greater 100 is considered 'Over 100x' and where the data is not available is considered 'NA'.
Other LiDAR provider data is as of the date of their SPAC transaction announcements, and all data is from their publicly-available SPAC investor presentations. Velodyne and Ouster automotive mix is estimated based on project and revenue mix charts, respectively, in their SPAC investor presentations

SELECT PEER BENCHMARKING

ELECTRONIC SYSTEMS


Revenue Multiple
10.0
8.0
6.0
4.0
2.0
-
1.6
9.4
5.2
1.3
3.4
2.3
2.2
Avg. 4.0
Median 2.9
EBITDA Multiple
20.0
15.0
10.0
5.0
-
7.5
15.4
13.0
4.2
14.5
14.2
10.3
Median 13.6
Avg.11.9
Revenue CAGR
350%
300%
250%
200%
150%
100%
50%
0%
-50%
316%
9.7%
0.0%
-1.4%
3.1%
-4.8%
1.5%
Avg. 1.4%
Median 0.8%
NEWSIGHT IMAGING
WHERE TECHNOLOGY SHINES
Year 3
BROADCOM
2023
QUALCOMM
2023
SAMSUNG
2023
TE connectivity
2023
APTIV
2023
SAFRAN
2023

Source: Yahoo Finance , FactSet Fundamentals, FactSet Estimates. Marketdata as of 12/16/2021. EV/Revenue or EV/EBITDA less than 0 is considered '0', greater 100 is considered 'Over 100x' and where the data is not available is considered 'NA'.

SELECT PEER BENCHMARKING

MOBILITY & VISION LEADERS


Revenue Multiple
12.0
10.0
8.0
6.0
4.0
2.0
-
1.6
5.6
5.9
11.2
5.6
Avg. 7.1
Median5.8
EBITDA Multiple
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
7.5
21.0
11.0
21.9
31.9
Avg.21.5
Median 21.5
Revenue CAGR
350%
300%
250%
200%
150%
100%
50%
0%
316%
14%
24%
18%
18%
Avg.18.5%
Median18.0%
Year 3
2025
2021A
2025
2025

Source: Yahoo Finance , FactSet Fundamentals, FactSet Estimates. Marketdata as of 12/16/2021. EV/Revenue or EV/EBITDA less than 0 is considered '0', greater 100 is considered 'Over 100x' and where the data is not available is considered 'NA'.

Transaction Overview

Sources

$10.00
VSAC share price

$102.7 M
Estimate Cash Held in Trust

$1.0 M
Estimate Cash Contributed from Balance Sheet

$40.0 M
Proceeds from PIPE & Pre-Transaction Financing

$358.7M



Total Sources

37.3M	Shares Outstanding
$372.5M	Equity Value
7.5M	Plus: Debt
$380.0M	Enterprise Value

Uses

$215.0 M
Equity Valuation of Newsight

$140.2 M
Cash to Balance Sheet

$3.5 M
Estimate Payment of Transaction Expenses

$358.7M



Total Uses

Illustrative Pro Forma Ownership


Funders, 11.9%
Sponsors, 8.1%
Newsight, 52.9%
VSAC, 27.2%

* Assuming $10 million pre-transaction financing, $30M in PIPE, no redemptions and un-diluted share

NEWSIGHT IN THE PRESS

GROWING MARKET INTEREST AND RECOGNITION



NEWSIGHT IMAGING
WHERE TECHNOLOGY SHINES
TECHNOLOGY INNOVATION LEADERSHIP AWARD
Recognized by **Frost & Sullivan** as a Leader in European Automotive Image Sensors

Mirror — COVID EUROS NEWS CELEBS FOOTBALL TV POLITICS SPORT MORE

News › UK News › Coronavirus testing

Scientists develop 20-second Covid test that could help venues open safely

FORTUNE — RANKINGS MAGAZINE NEWSLETTERS PODCASTS

HEALTH · CORONAVIRUS

Want to bring back major sports events and concerts? The answer may lie in a mouthwash test for COVID

ZKW — BRIGHT LIGHTS. — A member of LG



SMART RANGE LIGHTING

Home | Newsroom | Newsight Imaging Signs Strategic Collaboration Agreement with ZKW

June 11, 2019

Newsight Imaging Signs Strategic Collaboration Agreement with ZKW

MED-TECH INNOVATION | NEWS

Home Medtech News + Medtech Insights + MedTalk Podcast Med-Tech

HOME / MEDTECH NEWS + / AI AND VR IN HEALTHCARE /

Virusight receives GLOMO Award nomination for COVID-19 innovation

15 FEBRUARY 2022 13:22

MACHINE USES LIGHT SIGNATURE TO ASSESS SAMPLES

In trial, Israeli gargle test gives COVID results in 1 second, at 95% accuracy

Championing it as instant, cheap and reliable, innovators at Israel's largest hospital say their invention could become the world's standard COVID screening method

EETimes EUROPE — News Focus Opinion Education Magazine Company Directory

News

Israeli CMOS Image Sensor Startup Sees the World in 3D

June 10, 2020 Anne-Françoise Pelé

מקורות

מקורות נכנסת לתחום ניטור איכויות מים, ומקימה סטארט-אפ בתחום

חברת Watersight שהקימה החברה הממשלתית בשיתוף חברת Newsight Imaging מנס ציונה, תתמקד בניטור ופענוח נתוני איכות המים • החברה שמבקשת לפנות לקהל המקומי ולשווקים בחו"ל הכריזה על יציאה לסבב גיוס ראשון, בחיפוש אחר משקיעים אסטרטגיים



THE JERUSALEM POST — CORONAVIRUS ISRAEL NEWS ISRAEL ELECTIONS WORLD NEWS MIDDLE EAST U.S. POLITIC

Jerusalem Post > Innovation Technology

Mekorot launches startup for remote monitoring of water data

The new company is known as Watersight and will focus on developing advanced sensing and monitoring solutions in the water field.

By JERUSALEM POST STAFF JUNE 22, 2021 14:42



From left to right, Mekorot CEO Eli Cohen with Eli Assoolin, CEO of Newsight (photo credit: OREL COHEN)

RECENT DEVELOPMENTS

Press Releases

- ✓ Frost & Sullivan, a leading third-party research and consulting firm, has recognized Newsight with the 2022 Europe Technology Innovation Leadership Award based on its recent analysis of the European automotive image sensors industry. – *June 9, 2022*
- ✓ Newsight's 61.4% owned Virsusight Diagnostic Limited announced the results of a major clinical trial that found the company's SpectraLIT™ device instantly (under 20 seconds) detects COVID-19 with 96.3% accuracy. – *May 25, 2022*
- ✓ Newsight and Shanghai YinHang, a leading manufacturer of service robots and Automated Guided Vehicles, have agreed to collaborate for mass production of service robots. – *May 3, 2022*
- ✓ Newsight has agreed to collaborate with LIPS, a global leading provider of 3D AI solutions, to develop, promote, and facilitate Newsight's eTOF® (enhanced-Time-Of-Flight)-based 3D vision systems for use in Industry 4.0 safety, process improvement, and automation applications and in and AIoT. - *March 30, 2022*
- ✓ Newsight Imaging to release the NSI9000: An affordable CMOS image sensor providing advanced features for depth sensing and LiDAR applications with built-in eTOF™ technology and event detection capabilities - *February 14, 2022*
- ✓ Newsight Imaging Introduces the NSI1000A0M: a new optimized depth sensor for outdoor automotive and robotics applications - *December 8, 2021*
- ✓ SSZN Selects Newsight's NSI1000 chip for its advanced Industry 4.0 production line sensors. - *October 22, 2021*

Conferences

MWC Barcelona 2022
February 28 - March 3, 2022

Future of Manufaacturing 2022
March 30, 2022

EcoMotion IL 2022
May 11, 2022

Hannover Messe 2022
May 30 - June 2, 2022

Future Sport Israel 2022
May 30 - June 1, 2022

ELEMENTS OF SUCCESS

GROWING MARKET INTEREST AND RECOGNITION


NEWSIGHT
IMAGING

Clear Value Proposition

- Superior products addressing market pain point
- Clear strategy
- Huge market growth potential

Outstanding, Experience and Committed Leadership

Fair Transaction Terms

Superior Forecast Growth = Sectoral Diversification

Continuous progress and news flow

Value Creation

NEWSIGHT IMAGING

WHERE TECHNOLOGY SHINES

THANK YOU